Exhibit F - Schedule 3(f)

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                                           Guarantees Issued During the Reporting Period
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Name of the issuer  Name of the         Description      Date                   Form      Considerati              Exemption*
                    system company,     of the
                    if different        security
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                                                                                           [in USD]    [in (euro)]
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Degussa AG          Landesbank Baden-  guarantee for   14.06.2002 - 14.06.2006  bank       100,000,000 80,025,608  HCAR No. 27539
                    Wurttemberg        at-equity                                loan
                                       subsidiary
                    --------------------------------------------------------------------------------------------------------------
                    Commerzbank, Fil.  guarantee for   07.11.2002 - open end    bank        31,204,663 24,971,721   HCAR No. 27539
                    Dusseldorf         at-equity                                loan
                                       subsidiary
                    --------------------------------------------------------------------------------------------------------------
                    Commerzbank, Fil.  guarantee for   26.02.2002 - open end    bank         6,010,995  4,810,336   HCAR No. 27539
                    Dortmund           group company                            loan
                    --------------------------------------------------------------------------------------------------------------
                    Dresdner Bank      guarantee for   01.04.2003 - open end    bank         6,024,948  4,821,501   HCAR No. 27539
                                       group company                            loan
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Nanning  Only-Time  Bank of            Financial       11.11.2003 - 04.11.2004  bank         3,748,800  3,000,000   HCAR No. 27539
Rexim               Communications     standby letter                           transactions
                                       of credit
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